Segment Information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Information
17. SEGMENT INFORMATION
An operating segment is defined as a component of an entity for which discrete financial information is available that is evaluated regularly by the CODM for purposes of allocating resources and evaluating financial performance. The Company’s CODM is its Chief Executive Officer.
Starting in the first quarter of 2026, the Company changed its internal reporting structure and the CODM began receiving disaggregated financial information that allows him to allocate resources and evaluate performance between three operating segments: Advertising, Subscriptions, and Devices. As such, the Company now has three reportable segments. See Note 1, The Company and Note 2, Significant Accounting Policies and Basis of Presentation for further details on these three segments and the retrospective adjustments.
The CODM evaluates performance and makes decisions about allocating resources to its operating segments based on financial information presented on a consolidated basis and on gross profit for each operating segment. The CODM uses segment gross profit to allocate resources to each segment predominantly in the annual budgeting process. On a quarterly basis, the CODM uses gross profit budget-to-actual variances to evaluate segment performance. For all reportable segments, Cost of revenue is the significant segment expense that is regularly provided to the CODM.
The Company uses the management approach to determine the segment financial information that should be disaggregated and presented separately in the Company’s notes to its consolidated financial statements. The management approach is based on the manner by which management has organized the segments within the Company for making operating decisions, allocating resources, and assessing performance.
The Company reports its financial results consistent with the manner in which financial information is viewed by management for decision-making purposes. The Company does not manage operating expenses such as research and development, sales and marketing, and general and administrative expenses at the segment level. The Company does not allocate property and equipment or any other assets or capital expenditures to reportable segments.
The following table presents financial information for each of the Company’s reportable segments (in thousands):

	Years Ended December 31,
	2025	2024	2023
Advertising
Net revenue	$2,327,796	$2,065,255	$1,792,991
Cost of revenue	982,003	868,675	809,785
Gross profit	1,345,793	1,196,580	983,206
Subscriptions
Net revenue	1,817,090	1,457,521	1,201,114
Cost of revenue	1,006,439	768,141	617,761
Gross profit	810,651	689,380	583,353
Devices
Net revenue	592,365	590,122	490,514
Cost of revenue	674,385	670,437	534,458
Gross profit	(82,020)	(80,315)	(43,944)
Total
Net revenue	4,737,251	4,112,898	3,484,619
Cost of revenue	2,662,827	2,307,253	1,962,004
Gross profit	$2,074,424	$1,805,645	$1,522,615
Subscriptions revenue for the year ended December 31, 2025, 2024, and 2023 was comprised of revenue from content distribution arrangements of $1.16 billion, $1.04 billion, and $870.5 million, respectively; sale of Premium Subscriptions of $576.0 million, $400.8 million, and $310.2 million, respectively; and revenue from other subscriptions services of $80.8 million, $13.7 million, and $20.4 million, respectively.
Long-lived assets, net
The following table presents long-lived assets, net, which consist primarily of property and equipment and operating lease right-of-use assets, by geographic area (in thousands):

	As of December 31,
	2025	2024
United States	$338,689	$401,464
United Kingdom	77,443	92,110
Other countries	17,786	24,621
Total	$433,918	$518,195